UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2026
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
6.125% Notes due 2032	PRGO32A	New York Stock Exchange
5.375% Notes due 2032	PRGO32B	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01    Completion of Acquisition of Disposition of Assets.

As previously disclosed, on July 13, 2025, Perrigo Company plc (the “Company”) entered into a Master Sale and Purchase Agreement (the “Agreement”) with Kairos Bidco AB (“Kairos”), an affiliate of Karo Healthcare AB (“Karo”) and an investment vehicle managed by an affiliate of KKR & Co., Inc. (“KKR”), pursuant to which, and subject to the terms and conditions set forth therein, the Company agreed to sell and Karo agreed to acquire (1) all of the shares in Aco Hud Nordic AB, a Swedish private corporation (aktiebolag) (the “Target”) and (2) various assets relating to the manufacture, packaging, sale and distribution of certain cosmetic products, medicinal products and medical devices related to the Company’s Dermacosmetics branded business in Northern Europe, the Netherlands and Poland (together with the Target, the “Dermacosmetics Business” and such sale, the “Transaction”).

On April 30, 2026, the Transaction closed pursuant to the terms of the Agreement. In connection with the closing of the Transaction, Karo made a cash payment to the Company of €305.6 million, including €5.6 million in net working capital adjustments. In addition, the Company may be entitled to additional contingent cash consideration of up to €27.0 million upon achievement of certain performance thresholds by the Dermacosmetics Business over a three-year period. Prior to the Closing, as permitted by the Agreement, Kairos has assigned, and Karo has assumed, all of Kairos’s rights under the Agreement. On April 30, 2026 the Company, Kairos and Karo have agreed that Kairos will transfer, and Karo will assume, all of Kairos’s rights and obligations under the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement. A copy of the Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2025, and the terms of the Agreement are incorporated herein by reference.

ITEM 7.01    Other Information

On April 30, 2026, Perrigo issued a press release announcing the completion of the Transaction, a copy of which is attached hereto as Exhibit 99.1. Perrigo undertakes no obligation to update, supplement or amend the press release attached hereto as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

2.1*,†
Master Sale and Purchase Agreement, dated as of July 13, 2025, by and between Perrigo Company plc and Kairos Bidco AB (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 14, 2025).

99.1	Press Release issued by Perrigo Company plc on April 30, 2026 furnished solely pursuant to Item 7.01 of Form 8-K.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*	The Company has omitted certain schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.
†	Pursuant to Item 601(b)(2)(ii) of Regulation S-K, certain portions of this exhibit have been redacted because the Company customarily and actually treats such omitted information as private or confidential and because such omitted information is not material.

Forward-Looking Statements

Certain statements in this current report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our, or our industry’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this current report are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “potential” or the negative of those terms or other comparable terminology.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, including: the Company’s ability to realize the anticipated benefits of the divestiture, including the expected impact on its portfolio focus, financial flexibility, debt reduction, and balance sheet; the timing, amount and certainty of receipt of any contingent consideration under the transaction, which is subject to the future net sales performance of the disposed business; the actual use of net proceeds from the transaction; the effects of macroeconomic conditions, foreign currency exchange rates and tax matters related to the transaction; and general market, economic, competitive and operational conditions. These and other important factors, including those discussed in our Form 10-K for the year ended December 31, 2025 and in any subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this current report are made only as of the date hereof, and unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Eduardo Bezerra
Dated:	April 30, 2026		Eduardo Bezerra
Chief Financial Officer